                                                                EXHIBIT 10.20.4


                            ASSIGNMENT, CONSENT AND
                    THIRD AMENDMENT TO OPERATIVE AGREEMENTS


     THIS ASSIGNMENT, CONSENT AND THIRD AMENDMENT TO OPERATIVE AGREEMENTS Dated as of November 8, 1996 (this "Assignment, Consent and Third Amendment") is by and among CAPITAL ONE BANK, a Virginia banking corporation ("COB"), CAPITAL ONE REALTY, INC., a Delaware corporation ("CORI"), FIRST SECURITY BANK, NATIONAL ASSOCIATION (f/k/a First Security Bank of Utah, N.A.), a national banking association, not individually but solely as Owner Trustee under the COB Real Estate Trust 1995-1 (the "Owner Trustee", the "Borrower" or the "Lessor", as appropriate), NATIONSBANK OF TEXAS, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, the "Agent"), as a Lender (together with the other Lenders party to the Credit Agreement, the "Lenders") and as a Holder.

     All defined terms used herein but not otherwise defined shall have the meaning set forth in Appendix A to the Participation Agreement dated as of January 5, 1996 by and among COB, the Owner Trustee, the Agent, the Lenders and the Holder (as amended pursuant to the First Amendment to Operative Agreements dated as of June 21, 1996 and as amended hereby, the "Participation Agreement).


                              W I T N E S S E T H:

     WHEREAS, COB, the Owner Trustee, the Agent, the Lenders and the Holders are parties to the Participation Agreement.

     WHEREAS, the Owner Trustee and COB entered into (a) the Lease Agreement (Tax Retention Operating Lease) dated as of January 5, 1996 (as amended pursuant to the First Amendment to Operative Agreements dated as of June 21, 1996 and as amended hereby, the "Lease Agreement") between the Owner Trustee, as lessor, and COB, as lessee and (b) the Agency Agreement dated as of January 5, 1996 (as amended pursuant to the First Amendment to Operative Agreements dated as of June 21, 1996 and as amended hereby, the "Agency Agreement") between the Owner Trustee, as lessor, and COB, as construction agent.

     WHEREAS, COB wishes to assign all of its right, title, interests and obligations in, to and under the Operative Agreements to CORI and CORI wishes to accept such assignment (CORI, in its capacity as successor construction agent and as successor lessee under the Operative Agreements, may be referred to herein as the "Replacement Construction Agent" or the "Replacement Lessee", as appropriate).

     WHEREAS, the Borrower wishes to increase the Lender Commitments and the Holder Commitments, in the aggregate, from $90,000,000 to an amount not to exceed $125,000,000.

     WHEREAS, the parties hereto have entered into this Assignment, Consent and Third Amendment, among other things, to (a) acknowledge and consent to the assignment from COB to CORI, (b) amend the Operative Agreements to reflect the assignment from COB to CORI and (c) increase the Lender Commitments and the Holder Commitments, in the aggregate, from $90,000,000 to an amount not to exceed $125,000,000.


                               A G R E E M E N T

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     A. Assignment and Assumption. COB, in its capacity as Construction Agent and/or Lessee under the Operative Agreements, hereby assigns all of its right, title, interests and obligations in, to and under the Agency Agreement, the Lease Agreement and all other Operative Agreements to CORI effective as of the Effective Date. CORI hereby accepts such assignment, and CORI hereby agrees that from and after the Effective Date CORI shall be a party to and the Construction Agent and Lessee under all Operative Agreements and agrees to be bound by all of the terms of, and to assume and undertake all the obligations and liabilities of the Construction Agent and the Lessee contained in, the Agency Agreement, the Lease Agreement and all other Operative Agreements.

     B. Consent to Assignment of Construction Agent and Lessee Rights and Obligations. The Lenders hereby consent to the assignment by COB of all of its right, title, interests and obligations under the Agency Agreement, the Lease Agreement and all other Operative Agreements to CORI. The Agent and the Owner Trustee, pursuant to Section 25.1(a) of the Lease Agreement, hereby consent to the transfer by COB of all of its right, title, interests and obligations under the Lease Agreement to CORI.

     C. Participation Agreement. The Participation Agreement is amended in the following respects:

          1. The terms set forth below and defined in Appendix A to the Participation Agreement shall be amended or added to read as follows:

          "Approved State" means Virginia and Florida.

          "Capital One Credit Agreement" shall have the meaning given to such term in Article IV of the Guaranty Agreement.

          "Construction Agent" shall mean Capital One Realty, Inc. a Delaware corporation, as construction agent under the Agency Agreement.

          "Event of Default" shall mean a Lease Event of Default, a Guaranty Event of Default, an Agency Agreement Event of Default or a Credit Agreement Event of Default.

          "Guarantor" shall mean Capital One Bank, a Virginia banking corporation.

          "Guaranty Agreement" shall mean the Guaranty Agreement dated November 8, 1996 pursuant to which the Guarantor guarantees the obligations of the Lessee under the Lease and the obligations of the Construction Agent under the Agency Agreement.

          "Guaranty Event of Default" shall mean an Event of Default as defined in Section 2.05 of the Guaranty Agreement.

          "Holder Commitments" shall mean $3,750,000, provided, that the Holder Commitment of each Holder shall be as set forth in the Trust Agreement.

          "Holder Unused Fee" shall mean the fee payable by the Lessee and the Guarantor pursuant to Section 9.4 of the Participation Agreement.

          "Incorporated Covenants" shall have the meaning given to such term in
     Article IV of the Guaranty Agreement.

          "Incorporated Events of Default" shall have the meaning given to such term in Article IV of the Guaranty Agreement.

          "Incorporated Representations and Warranties" shall have the meaning given to such term in Article IV of the Guaranty Agreement.

          "Indemnity Provider" shall mean each of (i) Capital One Realty, Inc., a Delaware corporation and (ii) Capital One Bank, a Virginia banking corporation, with such entities acting on a joint and several basis.

          "Lender Commitments" shall mean $121,250,000; provided if there shall be more than one Lender, the Lender Commitment of each Lender shall be as set forth in Schedule 1.1 to the Credit Agreement as such Schedule 1.1 may be amended and replaced from time to time.

          "Lender Unused Fee" shall mean the fee payable by the Lessee and the Guarantor pursuant to Section 9.4 of the Participation Agreement.

          "Material Adverse Effect" shall mean a material adverse effect on (a) the business, condition (financial or otherwise), assets, liabilities or operations of the Lessee, the Guarantor and their Subsidiaries, taken as a whole, (b) the ability of the Lessee, the Guarantor or any Subsidiary to perform its respective obligations under any Operative Agreement to which it is a party, (c) the validity or enforceability of any Operative Agreement or the rights and remedies of the Agent, the Lenders, the Holders, or the Lessor thereunder, (d) the validity, priority or enforceability of any Lien on any Property created by any of the Operative Agreements, or (e) the value, utility or useful life of any

     Property or the use, or ability of the applicable Lessee to use, any Property for the purpose for which it was intended.

          "New Facility" shall have the meaning given to such term in Article IV of the Guaranty Agreement.

          "Operative Agreements" shall mean the following: the Participation Agreement, the Agency Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Lease (and a memorandum thereof in a form reasonably acceptable to the Agent), each Lease Supplement (and a memorandum thereof in a form reasonably acceptable to the Agent), the Guaranty Agreement, the Security Agreement, the Mortgage Instrument and each Ground Lease.

          "Permitted Facility" shall mean each of:

          (i) The approximately 198,000 square foot operations center to be constructed on the real property comprising a part of the Trust Estate as of the Initial Closing Date and consisting of approximately 18 acres located north of Innsbrook Corporate Park in Henrico County, Virginia;

          (ii) The existing office building on the real property consisting of approximately 9.75 acres located in the Innsbrook Corporate Center, which property is currently leased by Capital One Bank;

          (iii) The approximately 155,000 square foot office building to be constructed on the real property subject to the Ground Lease between the Guarantor and the Lessor dated June 21, 1996 located in the Innsbrook Corporate Center; and

          (iv) The approximately 110,000 square foot office building to be constructed on the real property subject to the Ground Lease between Capital One Services, Inc., a Delaware corporation, and the Lessor dated November 8, 1996 located in Tampa Campus - Phase I, Hillsborough County, Florida.

          "Unused Fee" shall mean, collectively, the Lender Unused Fee and the Holder Unused Fee.

          2. Sections 5.3(a), 5.4(a), 8.2(f), 14.10(a) and 14.14 of the
     Participation Agreement are hereby amended by adding ", the Guarantor" after each reference to the "Lessee."

          3. Sections 8.1, 8.1(a), 8.2, 8.2(a), 8.3 and 8.3(a) of the
     Participation Agreement are hereby amended to add ", the Guarantor" after each reference to the "Construction Agent."

          4. The last sentence of Section 9.1(a) of the Participation Agreement is deleted in its entirety and replaced with the following"

          "The Lessee and the Guarantor jointly and severally agree to timely pay all amounts referred to in this Section 9.1(a) to the extent not paid by Lessor."

          5. The last sentence of Section 9.1(b) of the Participation Agreement is deleted in its entirety and replaced with the following:

          "The Lessee and the Guarantor jointly and severally agree to pay all amounts referred to in this Section 9.1(b) to the extent not paid by the Lessor."

          6. Section 9.3 of the Participation Agreement is hereby amended by deleting the word "agrees" in the first line of the Section and replacing it with "and the Guarantor agree" in such line.

          7. Section 9.4 of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

          "9.4 Unused Fee. The Guarantor and the Lessee jointly and severally agree to pay to the Agent for the account of each Lender an unused fee (the "Lender Unused Fee") computed at a rate per annum equal to Applicable Percentage for the Unused Fee multiplied by the Available Commitment of each Lender during the Commitment Period. The Guarantor and the Lessee jointly and severally agree to pay to the Agent for the account of each Holder an unused fee (the "Holder Unused Fee") computed at a rate per annum equal to Applicable Percentage for the Unused Fee multiplied by the Available Holder Commitment of each Holder during the Commitment Period. Such Lender Unused Fee and such Holder Unused Fee shall be calculated on the basis of 360-day year from the actual days elapsed and shall be payable quarterly in arrears on each Commitment Fee Payment Date. If all or a portion of any such Lender Unused Fee or Holder Unused Fee shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee and the Guarantor on demand, at a rate per annum equal to the ABR plus three percent (3%) from the date of such non-payment until such amount is paid in full (as well as before judgment)."

          8. Section 10.3 of the Participation Agreement is hereby retitled to "Lessee and Guarantor Covenants, Consent and Acknowledgement."

          9. Section 10.3(a) of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

          "(a) Lessee and Guarantor hereby each acknowledge and agree that the Owner Trustee, pursuant to the terms and conditions of the Security Agreement and the Mortgage Instruments, shall create Liens respecting the various personal property, fixtures and real property described therein in favor of the Agent (which property includes specifically without limitation all rights and claims of the Owner Trustee under the Guaranty Agreement). Lessee and Guarantor hereby each irrevocably consent to the creation, perfection and maintenance of such Liens. Each of the Construction Agent, the Lessee and the Guarantor shall, to the extent reasonably requested by any of the other parties hereto, cooperate with the other parties in connection with their covenants herein or in the other Operative Agreements and shall from time to time duly execute and deliver any and all such future instruments, documents and financing statements (and continuation statements related thereto) as any other party hereto may reasonably request."

          10. Section 13.3 shall be added to the Participation Agreement to read as follows:

          "13.3. Joint and Several Obligations of the Indemnity Provider. Notwithstanding any of the provisions of any other Operative Agreement, Capital One Realty, Inc. and Capital One Bank hereby acknowledge and agree that such entities have jointly and severally assumed and undertaken the indemnity obligations and other obligations under this Section 13."

          11. Section 14.3 is hereby amended to provide that the notice address shall be applicable for the Lessee, the Construction Agent or the Guarantor.

          12. Section 14.5 is hereby amended by deleting the last sentence of the Section and replacing it with the following:

          "This Agreement may be terminated by an agreement signed in writing by the Owner Trustee, the Holders, the Lessee, the Guarantor and the Agent."

          13. The parties hereto acknowledge and agree that all references to the "Construction Agent" or the "Lessee" shall be deemed as of the Effective Date to refer to Capital One Realty, Inc.

     D. Lease Agreement. The Lease Agreement is hereby amended or modified in the following respects:

          1. The parties hereto acknowledge and agree that all references to "Lessee" shall be deemed as of the Effective Date to refer to Capital One Realty, Inc.

          2. Section 17.1(d) of the Lease Agreement is hereby amended by deleting the parentheticals referring to (a) Incorporated Covenants and
     (b) Incorporated Representations and Warranties.

          3. Section 17.1 of the Lease Agreement is amended to add the following as subsection (f):

          "(f) A Guaranty Agreement Event of Default;"

          3. Sections 28.1 and 28.2 of the Lease Agreement are deleted in their entirety and replaced with the following:

          "28.1 [Intentionally Omitted]."

          "28.2 [Intentionally Omitted]."

     E. Credit Agreement. The Credit Agreement is hereby amended and modified in the following respects:

          1. Schedule 1.1 to the Credit Agreement is hereby replaced with
     Schedule 1.1 attached hereto and made a part of this Assignment, Consent and Third Amendment.

          2. Section 9.1(a) is amended to add the following as subsection (vii) before the phrase "without the unanimous consent of the Lenders and the Holders":

          "and (vii) modify the terms of the Guaranty Agreement"

     F. The Trust Agreement is amended in the following respects:

          1. The Certificates of the Owner Trustee issued to each Holder in the original aggregate amount of $2,700,000.00 shall be amended, restated and substituted with new Certificates in the aggregate amount of $3,750,000. The Holder Commitment of each Holder shall be as set forth on Schedule 1.2 attached hereto and made a part of this Assignment, Consent and Third Amendment and shall be deemed to be a part of the Trust Agreement.

     G. Operative Agreements. The parties hereto acknowledge and agree that all references to the "Construction Agent" or the "Lessee" set forth in all other Operative Agreements shall be deemed to refer to Capital One Realty, Inc.

     H. Each of the parties hereto hereby represent and warrant that as of the date hereof (i) the representations and warranties of such party contained in
Section 7 and Section 8 of the Participation Agreement are true and correct in all material respects and (ii) no Default or Event of Default currently exists and is continuing with respect to any such party.

     I. The effectiveness of this Assignment, Consent and Third Amendment is contingent upon the receipt by the Agent of the following items, each in form and substance satisfactory to the Agent: (i) this Assignment, Consent and Third Amendment duly executed by the parties hereto; (ii) the Guaranty Agreement duly executed by the Guarantor;
(iii) the Assumption and Modification to be recorded in each jurisdiction where an existing Permitted Facility is located; (iv) Amended, Restated and Substituted Tranche A Notes duly executed by the Borrower in favor of each Lender in the principal amounts as set forth in Schedule 1.1 attached hereto;
(v) Amended, Restated and Substituted Tranche B Notes duly executed by the Borrower in favor of each Lender in the principal amounts as set forth in
Schedule 1.1 attached hereto; (vi) Amended, Restated and Substituted Holder Certificates duly executed by the Owner Trustee in favor of each Holder in the principal amounts as set forth in Schedule 1.2 attached hereto; (vii) copies of the Articles of Incorporation, By-Laws and Resolutions of the Replacement Lessee certified by a Responsible Officer of the Replacement Lessee and authorizing the transactions contemplated by the Assignment, Consent and Third Amendment; (viii) copies of an Officer's Certificate of the Replacement Lessee substantially in the form of Exhibit D to the Participation Agreement; (ix) Good Standing Certificates from the Replacement Lessee's state of incorporation and each state where it is required to qualify in order to do business; (x) a legal opinion of counsel to the Replacement Lessee and the Guarantor in form and substance satisfactory to the Agent; and (xi) such other certificates, resolutions and opinions as deemed necessary or advisable by the Agent.

     J. This Assignment, Consent and Third Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Assignment, Consent and Third Amendment to produce or account for more than one such counterpart.

     K. Except as modified hereby, all of the terms and conditions of the Operative Agreements shall remain in full force and effect.

     L. This Assignment, Consent and Third Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Third Amendment to be duly executed and delivered as of the date first above written.


                         CAPITAL ONE BANK,
                         as Construction Agent and as Lessee
                         and as Guarantor

                         By:       /s/ MURRAY ABRAMS
                            ----------------------------------------
                         Name:         MURRAY ABRAMS
                               -------------------------------------
                         Title:        ASSISTANT TREASURER
                               -------------------------------------

                         CAPITAL ONE REALTY, INC.
                         as Replacement Construction Agent
                         and as Replacement Lessee

                         By:    /s/ MURRAY ABRAMS
                            --------------------------------------
                         Name:      MURRAY ABRAMS
                               -----------------------------------
                         Title:     ASSISTANT TREASURER
                               -----------------------------------

                         FIRST SECURITY BANK, NATIONAL ASSOCIATION (f/k/a First Security Bank of Utah, N.A.), not individually, except as expressly stated herein, but solely as Owner Trustee under the COB Real Estate Trust 1995-1

                         By:     /s/  VAL T. ORTON
                            ----------------------------------------
                         Name:        VAL T. ORTON
                              --------------------------------------
                         Title:       VICE PRESIDENT
                               -------------------------------------

                         NATIONSBANK OF TEXAS, N.A.,
                         as Holder, as a Lender and as Administrative Agent

                         By:   /s/  PATRICK K. DOYLE
                            ----------------------------------------
                         Name:   PATRICK K. DOYLE
                              --------------------------------------
                         Title:  SENIOR VICE PRESIDENT
                               -------------------------------------

                         FIRST UNION NATIONAL BANK OF
                         VIRGINIA, as a Lender and a Holder

                         By:      /s/ ANDREW C. CALHOUN
                            ---------------------------------------
                         Name:       ANDREW C. CALHOUN
                              --------------------------------------
                         Title:      SVP
                               -------------------------------------

                         THE FIRST NATIONAL BANK OF CHICAGO,
                         as a Lender

                         By:   /s/ ROBERT E. O'CONNELL
                            --------------------------------------
                         Name:    ROBERT E. O'CONNELL
                              ------------------------------------
                         Title:   VICE PRESIDENT
                               -----------------------------------

                         THE BANK OF TOKYO - MITSUBISHI TRUST
                         COMPANY, as a Lender

                         By:    /s/  CATHERINE MOESER
                            -----------------------------------------
                         Name:      C. A. MOESER
                              ---------------------------------------
                         Title:         AVP
                               --------------------------------------

                         UNION BANK OF SWITZERLAND, NEW
                         YORK BRANCH, as a Lender

                         By:       /s/ DIDIER MAGLOIRE
                            ----------------------------------------
                         Name:         DIDIER MAGLOIRE
                              --------------------------------------
                         Title:         VICE PRESIDENT
                               -------------------------------------

                         By:      /s/ ROBERT MENDELES
                            ----------------------------------------
                         Name:        ROBERT MENDELES
                              --------------------------------------
                         Title:        VICE PRESIDENT
                               -------------------------------------

                         BARCLAYS BANK PLC, as a Lender

                         By:      /s/ KAREN M. WAGNER
                            -----------------------------------------
                         Name:        KAREN M. WAGNER
                              ---------------------------------------
                         Title:      ASSOCIATE DIRECTOR
                               --------------------------------------

                         BANK OF MONTREAL, as a Lender and a Holder

                         By:    /s/ INBA PONNUSAMY
                            ---------------------------------
                         Name:      INBA PONNUSAMY
                              -------------------------------
                         Title:     DIRECTOR
                               ------------------------------

                         KREDIETBANK N.V., as a Lender

                         By:      /s/ R. SNAUFFER
                            --------------------------------------
                         Name:    ROBERT SNAUFFER
                              ------------------------------------
                         Title:   VICE PRESIDENT
                               -----------------------------------

                         By:          [SIG]
                            --------------------------------------
                         Name:        [SIG]
                              ------------------------------------
                         Title:      VICE PRESIDENT
                               -----------------------------------

                                  SCHEDULE 1.1

                                                Tranche A                              Tranche B
                                                Commitment                            Commitment
                                        -------------------------------     ------------------------------
Name and Address of Lender                Amount         Percentage             Amount        Percentage
--------------------------                ------         ----------             ------        ----------

NationsBank of Texas, N.A.            $18,688,747.22      17.385%            $2,390,421.16       17.385%
901 Main Street, 66th Floor
Dallas, TX 75202

Union Bank of                         $20,317,869.44      18.900%            $2,598,797.25       18.900%
Switzerland, New
York Branch
299 Park Avenue
New York, NY  10171

The First National Bank               $12,313,859.72      11.455%            $1,575,028.98       11.455%
of Chicago
One First National Plaza
Suite #0159, 16th Floor
Chicago, IL  60670

The Bank of Tokyo -                   $12,313,859.72      11.455%            $1,575,028.57       11.455%
Mitsubishi Trust Company
1251 Avenue of the Americas
New York, NY  10020-1104

Barclays Bank PLC                     $12,313,859.72      11.455%            $1,575,028.57       11.455%
75 Wall Street
11th Floor
New York, NY  10265

Bank of Montreal                      $11,944,444.44      11.111%            $1,527,777.78       11.111%
U.S. Corporate Banking
115 South LaSalle, 12th Fl.
Chicago, IL  60603

First Union National                  $10,987,656.94      10.221%            $1,405,397.98       10.221%
Bank of Virginia
P.O. Box 50101 (VA7564)
Roanoke, VA  24040

Kredietbank N.V.                       $8,619,702.78       8.018%            $1,102,520.12        8.018%
125 West 55th Street
New York, NY  10019
                                     ===============     =======            ==============      =======
                  Total:             $107,500,000.00     100.000%           $13,750,000.00      100.000%

                                  SCHEDULE 1.2



Name and Address of Holder            Holder Commitment                 Percentage
--------------------------            -----------------                 ----------
NationsBank of Texas, N.A.              $1,837,500.00                   49.000%
901 Main Street, 66th Floor
Dallas, Texas 75202

First Union National                    $1,495,833.30                   39.889%
Bank of Virginia
P.O. Box 50101 (VA7564)
Roanoke, VA  24040

Bank of Montreal                        $  416,666.67                   11.111%
U.S. Corporate Banking
115 South LaSalle, 12th Fl.
Chicago, IL  60603
                                        =============                  ========
                  Total:                $3,750,000.00                  100.000%